 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 24, 2010

 (Date of earliest event reported)

PHYTOMEDICAL TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

NEVADA

(State or other jurisdiction of incorporation)

000-28790

(Commission File Number)

87-0429962

(I.R.S. Employer Identification No.)

100 Overlook Drive, 2nd Floor, Princeton, NJ  08540

(Address of principal executive offices)

(800) 611-3388

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

            On October 22, 2010 we (PhytoMedical Technologies, Inc.) entered into a Share Exchange Agreement (the “Share Exchange Agreement”) with Standard Gold Corp., and its shareholders, pursuant to which we will acquire all of the issued and outstanding shares of SGC in exchange for 607,539,940 shares of our common stock (the “SGC Acquisition”).  Consummation of the transactions contemplated by the Share Exchange Agreement was subject to the satisfaction of a number of conditions, including, but not limited to, our receipt of subscriptions for an aggregate of 150,000,000 Units being offered by us as at $0.01 per unit.  If the conditions to closing were not satisfied by December 31, 2010 the Share Exchange Agreement would automatically terminate.

            Each of the parties to the Share Exchange Agreement no longer believing that the conditions to closing of the transactions contemplated by the Share Exchange Agreement in fact could be satisfied entered into Termination Agreement and Mutual Release (the “Termination Agreement”), dated as of December 24, 2010.  The Termination Agreement provides for the earlier termination of the Share Exchange Agreement and a release (except as otherwise provided) by Standard Gold Corp and its shareholders on the one hand and us on the other hand of any claims arising from or related to the Share Exchange Agreement and any agreements delivered pursuant thereto.

SECTION 2.  Financial Information

None.

SECTION 3.  Securities and Trading Markets

None.

SECTION 4.  Matters Related to Accountants and Financial Statements

None.

SECTION 5.  Corporate Governance and Management

N/A

SECTION 6. [Reserved]

N/A.

SECTION 7.  Regulation FD

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

SECTION 8.  Other Events

None.

SECTION 9.  Financial Statements and Exhibits

Exhibit No.	Description

10.1	Termination Agreement and Mutual Release (this “Agreement”), dated as of December 24, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHYTOMEDICAL TECHNOLOGIES, INC.

/s/ Amit S. Dang

Amit S. Dang

President and CEO

Date: December 30, 2010